SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) September 27, 2000
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                          Trenwick America Corporation
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                                                       06-1087672
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State or Other Jurisdiction          (Commission             (IRS Employer
of Incorporation)                     File Number)           Identification No.)



One Canterbury Green, Stamford, Connecticut                           06901
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 (Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code  (203) 353-5500
                                                   -----------------------------


          (Former Name or Former Address, if Changed Since Last Report)








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Item 5. - Other Events

On September 27, 2000, Trenwick Group Inc., LaSalle Re Holdings Limited, LaSalle Re Limited and Trenwick Group Ltd. (formerly known as Gowin Holdings International Limited) completed the transactions contemplated by the Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization, dated as of March 20, 2000 (the "Business Combination Agreement"). Under the terms of the Business Combination Agreement, Trenwick Group Ltd., a newly formed company, acquired all of the assets and liabilities of Trenwick Group Inc. and all of the issued and outstanding common shares of LaSalle Re Holdings Limited and LaSalle Re Limited in exchange for Trenwick Group Ltd. common shares (the "Business Combination"). Trenwick Group Inc. then distributed the shares received from Trenwick Group Ltd. to its shareholders in a liquidating distribution.

As a part of the Business Combination, Trenwick Group Inc. completed an internal reorganization of its subsidiary companies. First, substantially all of Trenwick Group Inc.'s assets and liabilities, were transferred from Trenwick Group Inc. to Chartwell Re Holdings Corporation, its wholly-owned direct subsidiary, immediately prior to the Business Combination. Chartwell Re Holdings Corporation then sold for fair value back to Trenwick Group Inc. most of its United Kingdom and Bermuda subsidiaries. Last, Chartwell Re Holdings Corporation merged with and into Trenwick America Corporation, another wholly owned direct subsidiary of Trenwick Group Inc., with Trenwick America Corporation as the surviving corporation.

As a result of the Business Combination, Trenwick America Corporation succeeds to the rights and obligations of Trenwick Group Inc. with respect to Trenwick Group Inc.'s outstanding indebtedness, including its outstanding 6.7% Senior Notes due April 1, 2003, Contingent Interest Notes due June 30, 2006, 8.82% Subordinated Capital Income Securities issued by its subsidiary trust, Trenwick Capital Trust I and 8.82% Junior Subordinated Deferrable Interest Debentures supporting the Capital Income Securities. Consequently, the 6.7% Senior Notes due April 1, 2003, the Contingent Interest Notes due June 30, 2006, the 8.82% Subordinated Capital Income Securities issued by Trenwick Capital Trust I and the 8.82% Junior Subordinated Deferrable Interest Debentures of Trenwick America Corporation are hereby registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), pursuant to Rule 12g-3 promulgated under the 1934 Act. Trenwick America Corporation shall report under the 1934 Act as a successor issuer to Trenwick Group Inc. pursuant to Rule 15d-5 promulgated under the 1934 Act.

Item 7. Financial Statements and Exhibits

(c)      Exhibits

    2.1 Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization, dated as of March 20, 2000, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc. and Trenwick Group Ltd. (formerly known as Gowin Holdings International Limited). Incorporated by reference to Exhibit 2.1 to Trenwick Group Inc.'s Form 8-K/A, dated March 20, 2000 (File No. 1-15389).

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    3.1    Certificate of Incorporation of Trenwick America Corporation

    3.2    By-laws of Trenwick America Corporation

    4.1      (a)  Indenture,  dated as of January  31,  1997,   between Trenwick
                  Group Inc. and The Chase Manhattan Bank, as Trustee, with respect to the 8.82% Junior Subordinated Deferrable Interest
                  Debentures. Incorporated by reference to Exhibit 4.2(a) to Trenwick Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996 (File No. 0-14737).

    4.1      (b)  Amended  and  Restated   Declaration   of  Trust  of  Trenwick
                  Capital Trust I, dated as of January 31, 1997. Incorporated by reference to Exhibit 4.2(b) to Trenwick Group Inc.'s Annual
                  Report on Form 10-K for the year ended December 31, 1996 (File
                  No. 0-14737).

    4.1      (c)  Exchange Capital Securities  Guarantee  Agreement dated  as of
                  July 25, 1997, between Trenwick and The Chase Manhattan Bank, as Trustee. Incorporated by reference to Exhibit 4.7 to Trenwick Group Inc.'s Registration Statement on Form S-4 (File No. 333-28707).

    4.2 First Supplemental Indenture, dated as of September 27, 2000, among Trenwick Group Inc., Trenwick America Corporation and The Chase Manhattan Bank, as Trustee, with respect to the 8.82% Junior Subordinated Deferrable Interest Debentures.

    4.3 Indenture, dated as of March 27, 1998, between Trenwick Group Inc. and The First National Bank of Chicago, as Trustee, with respect to the 6.7% Senior Notes due April 1, 2003. Incorporated by reference to
           Exhibit 4.2 to Trenwick Group Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 (File No. 1-15389).

    4.4 First Supplemental Indenture, dated as of September 27, 2000, among Trenwick Group Inc., Trenwick America Corporation, and Bank One Trust Company, N.A., as successor to First National Bank of Chicago, as Trustee, with respect to the 6.7% Senior Notes due April 1, 2003.

    4.5 Indenture, dated as of December 1, 1995, between Piedmont Management Company Inc. and Fleet Bank, as Trustee, for the Contingent Interest Notes due June 30, 2006. Incorporated by reference to Exhibit
           4.5 to Chartwell Re Corporation's Registration Statement on Form S-1 (File No. 333-678).


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    4.6    First  Supplemental  Indenture,  dated as of December 13, 1995, among
           Piedmont Management Company, Chartwell Re Corporation and Fleet Bank, as Trustee under the Contingent Interest Notes due June 30, 2006.
           Incorporated   by   reference   to  Exhibit  4.6  to   Chartwell   Re
           Corporation's Registration Statement on Form S-1 (File No. 333-678).

    4.7 Second Supplemental Indenture, dated as of October 27, 1999, among Chartwell Re Corporation, Trenwick Group Inc. and State Street Bank and Trust Company, as successor to Fleet Bank, as Trustee, with respect to the Contingent Interest Notes due June 30, 2006.

    4.8 Third Supplemental Indenture, dated as of September 27, 2000, among Trenwick Group Inc., Trenwick America Corporation and State Street Bank and Trust Company, as successor to Fleet Bank, as Trustee under the Contingent Interest Notes due June 30, 2006.



                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRENWICK AMERICA CORPORATION


                                            By:   /s/ Stephen H. Binet
                                               ---------------------------------
                                                  Stephen H. Binet
                                                  President and Chief Executive
                                                  Officer



Dated:  November 16, 2000


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                                  EXHIBIT INDEX



Exhibit                    Description of Exhibit


    2.1 Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization, dated as of March 20, 2000, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc. and Trenwick Group Ltd. (formerly known as Gowin Holdings International Limited). Incorporated by reference to Exhibit 2.1 to Trenwick Group Inc.'s Form 8-K/A, dated March 20, 2000 (File No. 1-15389).

    3.1    Certificate of Incorporation of Trenwick America Corporation

    3.2    By-laws of Trenwick America Corporation

    4.1       (a) Indenture, dated as of January  31,  1997,   between  Trenwick
                  Group Inc. and The Chase Manhattan Bank, as Trustee, with respect to the 8.82% Junior Subordinated Deferrable Interest Debentures. Incorporated by reference to Exhibit 4.2(a) to Trenwick Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996 (File No. 0-14737).

    4.1       (b) Amended  and  Restated  Declaration  of Trust of Trenwick
                  Capital Trust I, dated as of January 31, 1997. Incorporated by reference to Exhibit 4.2(b) to Trenwick Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996 (File No. 0-14737).

    4.1       (c) Exchange Capital Securities  Guarantee  Agreement  dated as of
                  July 25, 1997, between Trenwick and The Chase Manhattan Bank, as Trustee. Incorporated by reference to Exhibit 4.7 to Trenwick Group Inc.'s Registration Statement on Form S-4 (File No. 333-28707).

    4.2 First Supplemental Indenture, dated as of September 27, 2000, among Trenwick Group Inc., Trenwick America Corporation and The Chase Manhattan Bank, as Trustee, with respect to the 8.82% Junior Subordinated Deferrable Interest Debentures.

    4.3 Indenture, dated as of March 27, 1998, between Trenwick Group Inc. and The First National Bank of Chicago, as Trustee, with respect to the 6.7% Senior Notes due April 1, 2003. Incorporated by reference to
           Exhibit 4.2 to Trenwick Group Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 (File No. 1-15389).

    4.4 First Supplemental Indenture, dated as of September 27, 2000, among Trenwick Group Inc., Trenwick America Corporation, and Bank One Trust Company, N.A., as successor to First National Bank of Chicago, as Trustee, with respect to the 6.7% Senior Notes due April 1, 2003.


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    4.5    Indenture, dated as of December 1, 1995, between Piedmont  Management
           Company Inc. and Fleet Bank, as Trustee, for the Contingent Interest Notes due June 30, 2006. Incorporated by reference to Exhibit
           4.5 to Chartwell Re Corporation's Registration Statement on Form S-1 (File No. 333-678).

    4.6 First Supplemental Indenture, dated as of December 13, 1995, among Piedmont Management Company, Chartwell Re Corporation and Fleet Bank, as Trustee under the Contingent Interest Notes due June 30, 2006. Incorporated by reference to Exhibit 4.6 to Chartwell Re Corporation's Registration Statement on Form S-1 (File No. 333-678).

    4.7 Second Supplemental Indenture, dated as of October 27, 1999, among Chartwell Re Corporation, Trenwick Group Inc. and State Street Bank and Trust Company, as successor to Fleet Bank, as Trustee, with respect to the Contingent Interest Notes due June 30, 2006.

    4.8 Third Supplemental Indenture, dated as of September 27, 2000, among Trenwick Group Inc., Trenwick America Corporation and State Street Bank and Trust Company, as successor to Fleet Bank, as Trustee under the Contingent Interest Notes due June 30, 2006.


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